(ICON)
Prudential
Equity
Income
Fund

ANNUAL
REPORT
Oct. 31, 1998
(LOGO)

Prudential Equity Income Fund
Performance At A Glance.

Investors, afraid of the global consequences of the recession in Asia, showed a strong preference for the stocks of a few large companies. In our view, these stocks were expensive even as our reporting period began. Because the
Prudential Equity Income Fund adheres to a disciplined value investing style, we owned smaller companies. These smaller company stocks performed poorly, pulling our return slightly negative and well below the Lipper Equity Income
Fund Average.

Cumulative Total Returns1
As of 10/31/98

                                   One         Five
Ten          Since
                                  Year         Years
Years       Inception2
Class A                             -0.65%       93.05%
N/A        224.66%
Class B                             -1.35        86.05
246.93%      273.08
Class C                             -1.35         N/A
N/A         81.92
Class Z                             -0.40         N/A
N/A         52.16
Lipper Equity
Income Fund Avg.3                    9.49       101.70
262.70          ***

Average Annual Total Returns1
As of 9/30/98

                                   One         Five
Ten          Since
                                  Year         Years
Years       Inception2
Class A                             -14.65%      11.87%
N/A        12.99%
Class B                             -15.85       12.06
12.75%      11.30
Class C                             -11.85        N/A
N/A        13.66
Class Z                              -9.92        N/A
N/A        14.71

Past performance is not indicative of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of
5%, 4%, 3%, 2%, 1% and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A, 1/22/90; Class B, 1/22/87; Class
C, 8/1/94;
Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Equity Income Fund category.

***Lipper Since Inception returns are 211.60% for Class A,
275.33% for Class
B, 102.01% for Class C, and 51.93% for Class Z based on all funds in each share class.

   How Investments Compared.
       (As of 10/31/98)
           (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results.
The risks to each
of the investments listed above are different -- we provide
12-month total
returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical
20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

<Page.
Warren E. Spitz, Fund Manager
(PHOTO)
Portfolio
Manager's Report

The Prudential Equity Income Fund seeks both current income and capital appreciation by investing primarily in stocks and convertible securities that provide investment income returns above those of the Standard & Poor's
500 Stock Index or the NYSE Composite Index. It emphasizes stocks that are considered undervalued, given their earnings, cash flow or asset values. There can be no assurance that the Fund will achieve its investment objective.

Size Counted.
Over the past year, a few large companies accounted for most of the return of the S&P 500, whereas by October 31, about half our assets were invested in companies with market capitalizations (the price of all of a company's stock) below $5 billion. We focused on them because we believe there have been better investment values among the neglected smaller companies as investors have competed for the stocks of the same familiar, globally oriented companies.
When economic uncertainty increased, that investor preference became intense, making the smaller firms an even better value now.

Strategy Session.
We remain focused in financials, industrials, and consumer cyclicals. About
14% of our holdings are real estate investment trusts (REITs). We believe that today REITs offer the best combination of dividend yield and growth in the high-yielding sector of the equity market. The considerable advantages of owning real estate through publicly traded companies have not yet been reflected in REIT prices. Not only are there economies of scale in purchasing furnishings, materials, etc., but the REIT mechanism provides the funding for superior managers to leverage their abilities by acquiring additional property. Ease in buying and selling (liquidity) also makes real estate more attractive. Although short-term fears have pushed the price of REIT shares below the value of their underlying properties, we think well-managed companies eventually will trade at a premium because of the added value of the
REIT structure.

Our industrials (including our largest holdings, Aluminum Company of America and Dow Chemical) and our consumer cyclicals (such as autos, retailers, and housing-related companies) reflect our confidence that the U.S. econ-omy will continue to expand. Despite some Asia-induced slowing, the economy is fundamentally strong. However, companies that tend to do well in a growing economy -- industrials and consumer cyclicals -- have been priced as though a recession was imminent. This makes them very inexpensive in terms of what we must pay for a dollar of their earnings.

      Portfolio Composition.
   Sectors expressed as a percentage
     of net assets as of 10/31/98.
              (PIE CHART)

What Went Well.
A year ago, we had to look hard for something bad to say. This year, very little went well for us. One bright spot was our automobile holdings, particularly Chrysler (up 42%) and Ford (up 91%). Investors have been very unenthusiastic about American automobile manufacturers, so these companies have been attractive on our value discipline for some time. Even after this year's rise, they are selling for single-digit multiples of their earnings, while the S&P 500 sells for 24 times earnings. The value was recognized by
Daimler, the German manufacturer of Mercedes-Benz cars, which bought Chrysler.
Although we took some profits on Chrysler, we will hold our shares in the combined company unless the price rises above what we consider fair value.
Demand by investors tracking the European market indexes may push the price up.

There is a silver lining to this year's stock market cloud. We think investors overreacted to the threat that events in Asia would cause a global recession.
That was a possible outcome, but exports to Asia are too small a part of U.S.
and European exports to make it very probable. Fear creates opportunities for value investors who keep a cool head and an eye on long-term earnings prospects and stock prices. We see some real value now.

What Could Have Gone Better.
Although the stock market rebounded, its concern about contagion from Asia took the form of a strong focus on the largest globally oriented companies, which many investors believed would have more stable earnings growth. We had avoided these stocks because they have been expensive for some time. The less-expensive mid-size companies that we thought were better values lost favor. We considered this a buying opportunity. They are even better values now.

RJR Nabisco suffered from strong competition among food companies. The settlement between tobacco companies and state governments may help its share price and also may make it easier to separate the food and tobacco operations.
Should they do so, the separate companies should sell for more than the current combined entity.

Our industrial and energy holdings generally lagged the strong market, and
Pioneer Natural Resources, an independent exploration and production company, suffered because its production was below prior estimates.
Pioneer's large oil
reserves and excellent management position it well to benefit from a recovery in demand.

Five Largest Holdings.
4.6%           Aluminum Co. Of America
               Aluminum
4.5%           Dow Chemical Co.
               Chemicals
3.9%           McDermott Int'l., Inc.
               Energy Systems
3.5%           Hanson PLC, S.A. ADR
               Miscellaneous Industrial
3.4%           RJR Nabisco Holdings Corp.
               Tobacco
Expressed as a percentage of net assetsas of 10/31/98.

Looking Ahead.
As this is written, early in November, with third-quarter
economic growth in
the United States measured at a 3.9% annual rate, it is
difficult to recall
the anxieties about global recession that accompanied the
summer stock market
decline. Consumer confidence and spending continue to be
strong in the United
States and there are signs that Asian economies are
stabilizing. We believe
the cyclical industries we have favored will benefit from
these trends and
their stock prices will benefit even more from the surge of
investor
confidence.
------------------------------------------------------------
-------------------
                               1

An Interview With Warren Spitz.

Q. A year ago, you had the number 1 fund in your category.
This year, you are
trailing. What happened?

A. We said at the time that several investment themes had paid off at the same time last year. That generally has to be true for a number 1 ranking, and that is why there is normally turnover at the top. We believe that last year investors saw the value in several of our holdings, but their favorable opinions were swamped this year in a widespread fear-driven movement to the stocks of a very few large and well-known companies.

It is interesting that our financial stocks -- particularly
Lehman Brothers
(an investment bank) and our real estate investment trusts -
- contributed to
both last year's strong performance and this year's weak one. These are stocks with strong prospects for earnings growth that are undervalued, in our opinion, because they also have certain risk exposures. When investors are able to look dispassionately at the firms we own, the stocks have done well; when investors react in fear, the stocks fall. We believe this presents an investment opportunity.

Q. The poor return on small- and mid-cap stocks hurt your performance. Are you a mid-cap manager?

A. No. I manage an equity income fund. I manage it in a value style because I believe research has shown that a value style beats growth over the long run, particularly because it holds up better in falling markets. (I realize that this wasn't true over the past 12 months, but investors behaved in an unusual way this year. They tended to move toward stocks that already were expensive instead of toward better value. We believe this was a panic reaction not typical of investor behavior.) In recent years, my value style has led me away from stocks of the largest firms. The market-leading stocks reached record levels of price to earnings ratios -- 60 to 70 times annual earnings per share and more. I don't believe those are conservative investments over the long term.

Smaller companies are more exposed to economic swings. Their stocks tend to perform exceptionally well when the U.S. economy begins a growth phase and to do poorly when investors fear a recession. This year, we had an unfounded fear of recession that made small company stocks extraordinary values. For most of the period, their earnings growth held up better than that of larger companies, while their stock prices trailed. We hold a substantial part of our assets in these stocks because today they represent good value.

Q. What good is that if the stock prices languish?

A.  If you own shares in a company with strong earnings, you benefit even if
the stock price doesn't reflect the earnings. The company
should be either
reinvesting the earnings or returning them to you in
dividend income. The
reinvested earnings mean greater potential for future
dividends. REITs, in
particular, are required to pass on their earnings to
shareholders, which make
them a good choice for an equity income fund. We also
believe that investors
may overlook value in the short term, but will come to
recognize it eventually.
Over the long term (the appropriate time period for equity
investors), the
stocks that are good values today should rise to match the
overall market in
price-to-earnings and price-to-book value ratios. That sets
us up for another
period of superior performance.
------------------------------------------------------------
-------------------
                               2

President's Letter
December 18, 1998
(PHOTO)
Dear Shareholder:
As 1998 draws to a close, the news from the financial markets is decidedly mixed. After a series of sharp sell-offs in late summer, some stock prices began to rebound in early fall, helped by three interest rate cuts by the
Federal Reserve.

There was other good news. U.S. Treasuries and Western
European bonds
appreciated during the year as investors fled troubled Asian markets and other emerging markets. The U.S. economy remained strong with steady growth and low inflation.

The periods of uncertainty we experienced in 1998 illustrate why it is important to manage your expectations and diversify your portfolio.

Keep A Good Perspective.
Experienced mutual fund investors understand that financial markets will always rise and fall - that's what markets do. Although past performance may not be indicative of future results, stocks and bonds have, over time, consistently produced attractive returns that have kept ahead of inflation. In fact, investors who remained focused on the long term and did not sell during summer's volatility were rewarded. Stock prices, as measured by the Standard &
Poor's 500 Index, recovered strongly in November regaining lost ground and even setting a new record high.

Diversify. Diversify. Diversify.
Because asset classes seldom move in lockstep, owning a mix of stock, bond, and money market mutual funds can help lessen the effects of a market downturn over time. In fact, a well-diversified portfolio may retain or perhaps even gain value during times of uncertainty.

We're Here To Help.
How diversified is your portfolio? Your Prudential professional will be glad to review your current allocations. He or she will recommend adjustments based upon your goals, market conditions, risk tolerance, and potential investment opportunities.

Thank you for your confidence in Prudential mutual funds.
We'll continue to
do our part in keeping you informed.

Sincerely,
Brian M. Storms
President
------------------------------------------------------------
-------------------
                               3

Portfolio of Investments as of October 31, 1998   PRUDENTIAL
EQUITY INCOME FUND
------------------------------------------------------------

Shares          Description                         Value
(Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--98.6%
COMMON STOCKS--93.9%
------------------------------------------------------------
Airlines--3.5%
      966,000   AMR Corp.(a)                       $
64,722,000
    1,290,000   Trans World Airlines, Inc.(a)
6,450,000
       54,500   US Airways Group, Inc.
3,082,656
                                                   ---------
------

74,254,656
------------------------------------------------------------
Aluminum--7.8%
    1,231,700   Aluminum Co. of America
97,612,225
      309,820   Kaiser Aluminum Corp.(a)
1,955,739
    1,087,284   Reynolds Metals Co.
65,169,084
                                                   ---------
------

164,737,048
------------------------------------------------------------
Apparel--0.8%
      572,700   Kellwood Co.
15,606,075
       40,800   Oxford Industries, Inc.
1,155,150
                                                   ---------
------

16,761,225
------------------------------------------------------------
Automobiles & Trucks--7.0%
    1,281,658   Chrysler Corp.
61,679,791
      750,000   Ford Motor Co.
40,687,500
      715,000   General Motors Corp.
45,089,688
                                                   ---------
------

147,456,979
------------------------------------------------------------
Building & Construction--1.8%
      687,500   Kaufman & Broad Home Corp.
19,636,719
      732,400   Ryland Group, Inc.
18,218,450
                                                   ---------
------

37,855,169
------------------------------------------------------------
Business Services
      161,780   Crescent Operating, Inc.(a)
798,789
------------------------------------------------------------
Chemicals--5.5%
    1,015,800   Dow Chemical Co.
95,104,275
      856,628   Millennium Chemicals, Inc.
20,880,307
                                                   ---------
------

115,984,582
Computer Hardware--0.2%
      632,300   Intergraph Corp.(a)                $
4,109,950
------------------------------------------------------------
Diversified Consumer Products--0.8%
      219,200   Eastman Kodak Co.
16,988,000
------------------------------------------------------------
Diversified Industries--1.1%
      851,555   CBS Corp.
23,790,318
------------------------------------------------------------
Electrical Equipment--1.8%
      602,000   Esterline Technologies Corp.(a)
12,040,000
      154,800   Instron Corp.
2,399,400
      700,000   Kuhlman Corp.
18,550,000
      364,400   Newport Corp.
5,192,700
                                                   ---------
------

38,182,100
------------------------------------------------------------
Energy Systems--3.9%
    2,795,800   McDermott International, Inc.
81,951,887
------------------------------------------------------------
Financial Services--7.1%
      959,577   Bear Stearns Cos., Inc.
34,244,904
      325,800   Edwards (A.G.), Inc.
11,260,462
    1,612,000   Lehman Brothers Holdings, Inc.
61,155,250
    1,324,500   PaineWebber Group, Inc.
44,287,969
                                                   ---------
------

150,948,585
------------------------------------------------------------
Forest & Paper--2.9%
       72,600   Fletcher Challenge Forest Ltd.,
                  ADR (New Zealand)
254,100
      392,400   Georgia-Pacific Corp.
20,306,700
    1,296,400   Louisiana-Pacific Corp.
23,011,100
      206,800   Potlatch Corp.
7,548,200
      200,000   Weyerhaeuser Co.
9,362,500
                                                   ---------
------

60,482,600
------------------------------------------------------------
Gas Distribution--1.5%
      914,467   BG PLC, ADR (United Kingdom)
30,748,953

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of October 31, 1998   PRUDENTIAL
EQUITY INCOME FUND
------------------------------------------------------------

Shares          Description                         Value
(Note 1)
------------------------------------------------------------
Gas Pipelines--1.1%
      280,100   Sonat, Inc.                        $
8,490,531
      951,860   TransCanada Pipelines Ltd.
14,575,357
                                                   ---------
------

23,065,888
------------------------------------------------------------
Health Care Services--1.5%
      800,000   Columbia/HCA Healthcare Corp.
16,800,000
    2,000,000   PhyCor, Inc.(a)
14,500,000
                                                   ---------
------

31,300,000
------------------------------------------------------------
Hotels--0.6%
      428,900   Hilton Hotels Corp.
8,604,806
      353,700   Prime Hospitality Corp.
3,227,513
                                                   ---------
------

11,832,319
------------------------------------------------------------
Insurance--3.6%
      298,949   Allied Zurich PLC(a)
7,106,252
      879,300   Marsh & McLennan Cos., Inc.
48,801,150
      393,400   Ohio Casualty Corp.
14,850,850
      356,800   Selective Insurance Group, Inc.
6,533,900
                                                   ---------
------

77,292,152
------------------------------------------------------------
Integrated Producers--1.8%
      676,000   Elf Aquitaine, S.A. ADR (France)
39,208,000
------------------------------------------------------------
Mining--0.4%
      705,058   Ashanti Goldfields Co. Ltd., GDR
                  (Africa)
6,037,059
      194,678   Coeur D'Alene Mines Corp.(a)
1,095,064
      298,499   Echo Bay Mines, Ltd.(a)
671,623
                                                   ---------
------

7,803,746
------------------------------------------------------------
Miscellaneous Industrial--3.5%
    2,085,600   Hanson PLC, S.A. ADR (United
                  Kingdom)
73,647,750
------------------------------------------------------------
Oil & Gas Exploration/Production--2.3%
    1,000,000   Occidental Petroleum Corp.
19,875,000
    1,896,527   Pioneer Natural Resources Co.
28,566,438
                                                   ---------
------

48,441,438
Oil Refining & Marketing--1.0%
    1,500,000   Quaker State Corp.                 $
21,187,500
------------------------------------------------------------
Paper & Packaging--1.1%
      759,900   Gibson Greetings Inc.(a)
7,931,456
    1,345,600   Longview Fibre Co.
16,147,200
                                                   ---------
------

24,078,656
------------------------------------------------------------
Printing
       44,000   R.H. Donnelley Corp.
616,000
------------------------------------------------------------
Real Estate-Development
       40,000   Vornado Operating Company(a)
250,000
------------------------------------------------------------
Real Estate Investment Trusts--13.7%
      271,000   AMLI Residential Properties
                  Trust
6,097,500
      134,300   Bradley Real Estate, Inc.
2,820,300
      590,000   Capital Automotive REIT
8,333,750
      642,600   CCA Prison Realty Trust
15,101,100
      500,000   Center Trust Retail Properties,
                  Inc.
5,437,500
    2,293,300   Crescent Real Estate Equities,
                  Inc.
57,475,831
    1,242,900   Crown American Realty Trust
9,943,200
       21,800   Equity Inns Inc.
228,900
      559,426   Equity Office Properties Trust
13,426,224
    1,605,100   Equity Residential Properties
                  Trust
67,414,200
      543,900   Gables Residential Trust
14,311,369
      530,300   Glimcher Realty Trust
8,584,231
      388,100   Irvine Apartment Communities,
                  Inc.
10,187,625
       52,350   JDN Realty Corp.
1,115,709
       96,000   JP Realty, Inc.
2,010,000
       62,550   Kimco Realty Corp.
2,490,272
      223,800   Malan Realty Investors, Inc.
3,370,988
      410,300   Manufactured Home Communities,
                  Inc.
10,231,856
       62,600   Pennsylvania Real Estate
                  Investment Trust
1,275,475
      327,400   Starwood Hotels and Resorts
9,269,512
      198,700   Sunstone Hotel Investors, Inc.
1,800,719
      166,600   TriNet Corporate Realty Trust,
                  Inc.
4,789,750
      808,800   Vornado Realty Trust
27,246,450
      355,000   Walden Residential Properties,
                  Inc.
8,187,188
                                                   ---------
------

291,149,649

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of October 31, 1998   PRUDENTIAL
EQUITY INCOME FUND
------------------------------------------------------------

Shares          Description                         Value
(Note 1)
------------------------------------------------------------
Retail--3.6%
    1,396,200   Heilig-Meyers Co.                  $
10,733,288
    1,509,300   Limited, Inc. (The)
38,675,812
      587,300   Penney (J.C.) Co., Inc.
27,896,750
                                                   ---------
------

77,305,850
------------------------------------------------------------
Steel--3.3%
    1,377,000   AK Steel Holding Corp.
23,839,312
    1,200,000   Bethlehem Steel Corp.
10,800,000
      672,500   LTV Corp.
4,119,063
    1,375,100   USX-U.S. Steel Group, Inc.
31,971,075
                                                   ---------
------

70,729,450
------------------------------------------------------------
Telecommunication Services--2.5%
      358,300   Telebras ADR (Brazil)
27,208,406
      470,200   Telefonos de Mexico, S.A. ADR
                  (Mexico)
24,832,438
                                                   ---------
------

52,040,844
------------------------------------------------------------
Tobacco--6.2%
      298,974   B.A.T. Industries PLC, ADR
                  (United Kingdom)
5,437,589
      548,200   Imperial Tobacco Group PLC,
                  ADR(a) (United Kingdom)
10,826,950
      850,000   Philip Morris Co., Inc.
43,456,250
    2,487,420   RJR Nabisco Holdings Corp.
71,046,934
                                                   ---------
------

130,767,723
------------------------------------------------------------
Trucking & Shipping--0.6%
      209,250   Alexander & Baldwin Inc.
4,250,391
      590,500   Yellow Corp.(a)
9,484,906
                                                   ---------
------

13,735,297
------------------------------------------------------------
Waste Management--0.7%
      314,417   Waste Management, Inc.
14,188,067
Wood Processing--0.7%
      396,700   Rayonier Inc.                      $
15,545,681
                                                   ---------
------
                Total common stocks
                  (cost $1,696,110,859)
1,989,236,851
                                                   ---------
------
------------------------------------------------------------
PREFERRED STOCKS--3.5%
------------------------------------------------------------
Integrated Producers--0.1%
       48,099   Unocal Capital Trust,
                  Conv. 6.25%
2,477,098
------------------------------------------------------------
Manufacturing--0.1%
      262,500   Worthington Industries Inc.,
                  Conv. 7.25%
2,460,938
------------------------------------------------------------
Real Estate Investment Trusts--0.1%
       86,027   Archstone Community Trust
2,093,018
------------------------------------------------------------
Retail--2.0%
      741,600   K-Mart Financing I,
                  Conv. 7.75%
41,112,450
------------------------------------------------------------
Steel--0.7%
      250,800   Bethlehem Steel Corp.,
                  Conv. $3.50
9,781,200
      118,900   USX Capital Trust I
                  Conv., 6.75%
5,112,700
                                                   ---------
------

14,893,900
------------------------------------------------------------
Transportation-Road & Rail--0.5%
      243,900   Union Pacific Capital Trust
11,341,350
                                                   ---------
------
                Total preferred stocks
                  (cost $82,714,365)
74,378,754
                                                   ---------
------
      ------------------------------------------------------
------
Units
-------------
WARRANTS(a)
------------------------------------------------------------
Engineering & Construction
       12,044   Morrison Knudsen Corp.
                  expiring 03/11/2003 @$12.00
                  (cost $0)
42,154
                                                   ---------
------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of October 31, 1998   PRUDENTIAL
EQUITY INCOME FUND
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)         Description               Value
(Note 1)
------------------------------------------------------------
CONVERTIBLE BONDS--0.8%
------------------------------------------------------------
Integrated Oil--0.1%
                           Oryx Energy Co.,
                             Sub. Deb.,
Ba3                $1,871  7.50%, 5/15/14            $
1,871,000
------------------------------------------------------------
Mining--0.1%
                           Hecla Mining Co.,
                   60,000  Conv. 7.00%, Ser. B
2,520,000
------------------------------------------------------------
Real Estate Investment Trusts--0.3%
                           Centertrust Retail
                             Properties Inc., Sub.
                             Deb., Ser. A,
B2                    700  7.50%, 1/15/01
650,125
B2                  1,200  7.50%, 1/15/01, Sub.
                             Deb.
1,114,500
                           Malan Realty Investors,
                             Inc.,
                             Sub. Deb.,
B3                  3,800  9.50%, 7/15/04
3,738,250
                                                     -------
-------

5,502,875
------------------------------------------------------------
Retail--0.3%
                           Charming Shoppes Inc.
B2                  8,000  7.50%, 7/15/06
7,409,440
                                                     -------
-------
                           Total convertible bonds
                             (cost $18,524,382)
17,303,315
                                                     -------
-------
FOREIGN GOVERNMENT OBLIGATIONS--0.4%
                           New Zealand Gov't.
                             Bonds,
NR              NZ$15,580  8.00%, 4/15/04
                             (cost $10,819,084)      $
9,292,165
                                                     -------
-------
                           Total long-term
                             investments
                             (cost $1,808,168,690)
2,090,253,239
                                                     -------
-------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.1%
REPURCHASE AGREEMENT
                US$22,397  Joint Repurchase
                             Agreement Account
                             5.40%, 11/2/98
                             (cost $22,397,000;
                             Note 5)
22,397,000
                                                     -------
-------
------------------------------------------------------------
Total Investments--99.7%
                           (cost $1,830,565,690;
                             Note 4)
2,112,650,239
                           Other assets in excess
                             of
                             liabilities--0.3%
6,764,431
                                                     -------
-------
                           Net Assets--100%
$2,119,414,670
                                                     -------
-------
                                                     -------
-------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
NR--Not rated by Moody's or Standard & Poor's.
PLC--Public Limited Company.
The Fund's current Statement of Additional Information
contains a description of
Moody's ratings.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     7

Statement of Assets and Liabilities
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------

Assets
October 31, 1998
Investments, at value (cost
$1,830,565,690).............................................
 ..................      $ 2,112,650,239
Cash........................................................
 ..............................................
174,317
Receivable for investments
sold........................................................
 ...................           14,215,546
Receivable for Fund shares
sold........................................................
 ...................            2,688,644
Dividends and interest
receivable..................................................
 .......................            5,149,110
Other
assets......................................................
 ........................................
50,123

----------------
   Total
assets......................................................
 .....................................        2,134,927,979

----------------
Liabilities
Payable for investments
purchased...................................................
 ......................            9,145,690
Payable for Fund shares
reacquired..................................................
 ......................            3,545,651
Distribution fee
payable.....................................................
 .............................            1,190,876
Management fee
payable.....................................................
 ...............................              852,972
Accrued
expenses....................................................
 ......................................              579,801
Foreign withholding tax
payable.....................................................
 ......................              198,319

----------------
   Total
liabilities.................................................
 .....................................           15,513,309

----------------
Net
Assets......................................................
 ..........................................      $
2,119,414,670

----------------

----------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 .........      $     1,139,805
   Paid-in capital in excess of
par.........................................................
 ..............        1,701,029,064

----------------

1,702,168,869
   Undistributed net investment
income......................................................
 ..............              500,009
   Accumulated net realized
gains.......................................................
 ..................          134,664,183
   Net unrealized appreciation on investments and foreign
currencies......................................
282,081,609

----------------
Net assets, October 31,
1998........................................................
 ......................      $ 2,119,414,670

----------------

----------------
Class A:
   Net asset value and redemption price per share
      ($638,547,014 / 34,270,077 shares of beneficial
interest issued and outstanding)....................
$18.63
   Maximum sales charge (5% of offering
price)......................................................
 ......                 0.98

----------------
   Maximum offering price to
public......................................................
 .................               $19.61

----------------

----------------
Class B:
   Net asset value, offering price and redemption price per
share
      ($1,299,961,590 / 69,999,085 shares of beneficial
interest issued and outstanding)..................
$18.57

----------------

----------------
Class C:
   Net asset value, offering price and redemption price per
share
      ($37,988,269 / 2,045,529 shares of beneficial interest
issued and outstanding)......................
$18.57

----------------

----------------
Class Z:
   Net asset value, offering price and redemption price per
share
      ($142,917,797 / 7,665,811 shares of beneficial
interest issued and outstanding).....................
$18.64

----------------

----------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     8

PRUDENTIAL EQUITY INCOME FUND
Statement of Operations
--------------------------------------

                                                    Year
Ended
Net Investment Income                            October 31,
1998
Income
   Dividends (net of foreign withholding taxes
      of $579,418)............................     $
62,315,024
   Interest...................................
5,461,868
                                                 -----------
-----
      Total income............................
67,776,892
                                                 -----------
-----
Expenses
   Management fee.............................
10,945,895
   Distribution fee--Class A..................
1,639,439
   Distribution fee--Class B..................
13,918,264
   Distribution fee--Class C..................
313,449
   Transfer agent's fees and expenses.........
2,770,000
   Reports to shareholders....................
240,000
   Registration fees..........................
240,000
   Custodian's fees and expenses..............
173,000
   Insurance..................................
34,000
   Trustees' fees and expenses................
32,000
   Audit fee and expenses.....................
25,000
   Legal fees and expenses....................
25,000
   Miscellaneous..............................
10,519
                                                 -----------
-----
      Total expenses..........................
30,366,566
                                                 -----------
-----
Net investment income.........................
37,410,326
                                                 -----------
-----
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................
138,250,848
   Foreign currency transactions..............
(197,586)
                                                 -----------
-----

138,053,262
                                                 -----------
-----
Net change in unrealized appreciation
   (depreciation) on:
   Investments................................
(224,424,733)
   Foreign currency transactions..............
12,702
                                                 -----------
-----

(224,412,031)
                                                 -----------
-----
Net loss on investments and foreign currency
   transactions...............................
(86,358,769)
                                                 -----------
-----
Net decrease in Net Assets
Resulting from Operations.....................
$(48,948,443)
                                                 -----------
-----
                                                 -----------
-----

PRUDENTIAL EQUITY INCOME FUND
Statement of Changes in Net Assets
--------------------------------------

Increase (Decrease)                   Year Ended October 31,
                                 ---------------------------
-----
in Net Assets                         1998              1997
Operations
   Net investment income.......  $   37,410,326    $
29,370,366
   Net realized gain on
      investments and foreign
      currency transactions....     138,053,262
184,439,985
   Net change in unrealized
      appreciation
      (depreciation) of
      investments and foreign
      currencies...............    (224,412,031)
363,934,627
                                 --------------    ---------
-----
   Net increase (decrease) in
      net assets resulting from
      operations...............     (48,948,443)
577,744,978
                                 --------------    ---------
-----
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A..................     (14,084,914)
(10,388,275)
      Class B..................     (19,144,502)
(17,820,066)
      Class C..................        (438,559)
(186,974)
      Class Z..................      (2,479,859)
(1,432,974)
                                 --------------    ---------
-----
                                    (36,147,834)
(29,828,289)
                                 --------------    ---------
-----
   Distributions from net
      realized gains
      Class A..................     (54,361,373)
(16,446,394)
      Class B..................    (114,880,805)
(44,123,354)
      Class C..................      (1,798,135)
(407,245)
      Class Z..................      (8,584,415)
(2,197,282)
                                 --------------    ---------
-----
                                   (179,624,728)
(63,174,275)
                                 --------------    ---------
-----
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares sold...   1,012,745,142
699,979,865
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............     198,544,772
84,965,746
   Cost of shares reacquired...    (740,383,287)
(681,144,020)
                                 --------------    ---------
-----
   Net increase in net assets
      from Fund share
      transactions.............     470,906,627
103,801,591
                                 --------------    ---------
-----
Total increase.................     206,185,622
588,544,005
Net Assets
Beginning of year..............   1,913,229,048
1,324,685,043
                                 --------------    ---------
-----
End of year(a).................  $2,119,414,670
$1,913,229,048
                                 --------------    ---------
-----
                                 --------------    ---------
-----
---------------
   (a) Includes undistributed
       net investment income
       of......................  $      500,009          --
                                 --------------    ---------
-----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     9

Notes to Financial Statements
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------
Prudential Equity Income Fund (the 'Fund') is registered
under the Investment
Company Act of 1940 as a diversified, open-end, management
investment company.
The investment objective of the Fund is both current income
and capital
appreciation. It seeks to achieve this objective by
investing primarily in
common stocks and convertible securities that provide
investment income returns
above those of the Standard & Poor's 500 Stock Index or the
NYSE Composite
Index. The ability of the issuers of the debt securities
held by the Fund to
meet their obligations may be affected by economic
developments in a specific
industry or country.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the
Fund in the preparation of its financial statements.

Securities Valuation: Investments in securities traded on a national securities exchange (or reported on the Nasdaq national market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value, are valued in accordance with procedures adopted by the Fund's Board of Trustees.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.

Net realized losses on foreign currency transactions of $197,586 represents net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S.
dollar equivalent
amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of,
among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
of the Fund based
upon the relative proportion of net assets of each class at
the beginning of the
day.
------------------------------------------------------------
--------------------
                                       10

Notes to Financial Statements
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.
Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

Dividends and Distributions: The Fund expects to pay dividends out of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of distributions from Real Estate Investment Trusts.

Reclassification of Capital Accounts: The Fund accounts for
and reports
distributions to shareholders in accordance with American
Institute of Certified
Public Accountants (AICPA) Statement of Position 93-2:
Determination,
Disclosure, and Financial Statement Presentation of Income,
Capital Gain, and
Return of Capital Distributions by Investment Companies. The
effect of applying
this statement was to increase accumulated net realized
gains on investments by
$5,366, increase net unrealized appreciation on investments
by $192,220 and
decrease undistributed net investment income by $197,586.
Net investment income,
net realized gains and net assets were not affected by these changes.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential
Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of
1% of the average daily net assets in excess of $1.5 billion.

The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class A, Class B, Class C and
Class Z shares of the Fund through May 31, 1998. Prudential
Investment
Management Services LLC ('PIMS') became the distributor of the Fund effective
June 1, 1998 and is serving the Fund under the same terms and conditions as under the agreement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI and PIMS for distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1%,
of the average daily net assets of the Class A, B and C shares, respectively.
Such expenses under the Plans were .25 of 1% of the average daily net assets of
Class A shares and 1% of the average daily net assets of both the Class B and C shares for the year ended October 31, 1998.

PSI and PIMS have advised the Fund that they have received approximately
$2,101,600 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended
October 31, 1998,
they received approximately $1,368,400 and $25,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The
Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment
companies (the
'Funds'), entered into a credit agreement (the 'Agreement')
with an unaffiliated
lender. The maximum commitment under the Agreement is
$200,000,000. Interest on
any such borrowings outstanding will be at market rates. The purpose of the
Agreement is to serve as an alternative source of funding
for capital share
redemptions. The Fund did not borrow any amounts pursuant to the Agreement
during the year ended October 31, 1998. The Funds pay a
commitment fee at an
annual rate of .055 of 1% on the unused portion of the
credit facility. The
commitment fee is accrued and paid quarterly on a pro rata
basis by the Funds.
The Agreement expired on December 30, 1997 and has been
extended through
December 29, 1998 under the same terms.
------------------------------------------------------------
--------------------
                                       11

Notes to Financial Statements
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 1998, the
Fund incurred fees of approximately $2,339,700 for the services of PMFS. As of
October 31, 1998, approximately $210,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended October 31, 1998, PSI earned
approximately $166,500 in
brokerage commissions from portfolio transactions executed
on behalf of the
Fund.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1998 were $810,275,699 and $466,261,341, respectively.

The cost basis of investments for federal income tax
purposes at October 31,
1998 was $1,834,449,111 and, accordingly, net unrealized
appreciation for
federal income tax purposes was $278,201,128 (gross
unrealized
appreciation--$425,372,275; gross unrealized depreciation--
$147,171,147).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1998, the Fund had a 2.38% undivided interest in repurchase agreements in the joint account.
The undivided interest for the Fund represented $22,397,000 in principal amount.
As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 5.40%, in the principal amount of
$260,000,000,
repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest was $265,935,719.

Salomon Smith Barney Inc., 5.40%, in the principal amount of $260,000,000, repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest was $265,365,298.

Deutsche Morgan Grenfell Inc., 5.41%, in the principal amount of $260,000,000, repurchase price $260,117,217, due 11/2/98. The value of the collateral including accrued interest was $265,200,735.

SBC Warburg Dillon Read, Inc., 5.38%, in the principal
amount of $160,825,000,
repurchase price $160,897,103, due 11/2/98. The value of the collateral
including accrued interest was $164,045,205.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1% during the first year.
Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at
$.01 par value divided into four classes, designated Class
A, Class B, Class C
and Class Z.

Transactions in shares of beneficial interest for the fiscal years ended October
31, 1998 and October 31, 1997 were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    ---------
----
Year ended October 31, 1998:
Shares sold......................    18,187,422    $
372,808,932
Shares issued in reinvestment of
  dividends and distributions....     3,225,575
63,494,283
Shares reacquired................   (16,281,521)
(328,591,719)
                                    -----------    ---------
----
Net increase in shares
  outstanding before
  conversion.....................     5,131,476
107,711,496
Shares issued upon conversion
  and/or exchanged from Class
  B..............................     1,987,257
39,239,381
                                    -----------    ---------
----
Net increase in shares
  outstanding....................     7,118,733    $
146,950,877
                                    -----------    ---------
----
                                    -----------    ---------
----
Year ended October 31, 1997:
Shares sold......................    24,088,902    $
429,955,821
Shares issued in reinvestment of
  dividends and distributions....     1,457,169
24,726,140
Shares reacquired................   (23,710,223)
(422,399,190)
                                    -----------    ---------
----
Net increase in shares
  outstanding before
  conversion.....................     1,835,848
32,282,771
Shares issued upon conversion
  and/or exchanged from Class
  B..............................     3,168,790
57,758,918
                                    -----------    ---------
----
Net increase in shares
  outstanding....................     5,004,638    $
90,041,689
                                    -----------    ---------
----
                                    -----------    ---------
----

------------------------------------------------------------
--------------------
                                       12

Notes to Financial Statements
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------

Class B                               Shares          Amount
---------------------------------   -----------    ---------
----
Year ended October 31, 1998:
Shares sold......................    21,354,121    $
438,253,055
Shares issued in reinvestment of
  dividends and distributions....     6,214,814
121,857,308
Shares reacquired................   (15,295,489)
(302,422,093)
                                    -----------    ---------
----
Net increase in shares
  outstanding before
  conversion.....................    12,273,446
257,688,270
Shares reacquired upon conversion
  and/or exchanged into Class
  B..............................    (1,995,029)
(39,239,381)
                                    -----------    ---------
----
Net increase in shares
  outstanding....................    10,278,417    $
218,448,889
                                    -----------    ---------
----
                                    -----------    ---------
----
Year ended October 31, 1997:
Shares sold......................    11,692,362    $
220,160,621
Shares issued in reinvestment of
  dividends and distributions....     3,363,615
56,041,561
Shares reacquired................   (12,575,129)
(224,049,253)
                                    -----------    ---------
----
Net increase in shares
  outstanding before
  conversion.....................     2,480,848
52,152,929
Shares reacquired upon conversion
  and/or exchanged into Class
  A..............................    (3,179,464)
(57,758,918)
                                    -----------    ---------
----
Net decrease in shares
  outstanding....................      (698,616)   $
(5,605,989)
                                    -----------    ---------
----
                                    -----------    ---------
----
Class C
---------------------------------
Year ended October 31, 1998:
Shares sold......................     1,490,743    $
30,682,873
Shares issued in reinvestment of
  dividends and distributions....       109,439
2,144,607
Shares reacquired................      (410,298)
(8,131,504)
                                    -----------    ---------
----
Net increase in shares
  outstanding....................     1,189,884    $
24,695,976
                                    -----------    ---------
----
                                    -----------    ---------
----
Class C                               Shares          Amount
---------------------------------   -----------    ---------
----
Year ended October 31, 1997:
Shares sold......................       479,888    $
9,368,720
Shares issued in reinvestment of
  dividends and distributions....        33,855
567,873
Shares reacquired................      (211,033)
(3,840,172)
                                    -----------    ---------
----
Net increase in shares
  outstanding....................       302,710    $
6,096,421
                                    -----------    ---------
----
                                    -----------    ---------
----
Class Z
---------------------------------
Year ended October 31, 1998:
Shares sold......................     8,469,492    $
171,000,282
Shares issued in reinvestment of
  dividends and distributions....       563,480
11,048,574
Shares reacquired................    (4,936,214)
(101,237,971)
                                    -----------    ---------
----
Net increase in shares
  outstanding....................     4,096,758    $
80,810,885
                                    -----------    ---------
----
                                    -----------    ---------
----
Year ended October 31, 1997:
Shares sold......................     2,149,748    $
40,494,703
Shares issued in reinvestment of
  dividends and distributions....       213,923
3,630,172
Shares reacquired................    (1,680,122)
(30,855,405)
                                    -----------    ---------
----
Net increase in shares
  outstanding....................       683,549    $
13,269,470
                                    -----------    ---------
----
                                    -----------    ---------
----

------------------------------------------------------------
Note 7. Dividends

On December 7, 1998 the Board of Trustees of the Fund declared the following dividends per share, payable on December 9, 1998 to shareholders of record on
December 8, 1998.

                                      Class      Class B
Class
                                        A         and C
Z
                                    ---------   ---------
------
Ordinary Income...................    $.115      $   .08
$ .125
Short-Term Capital Gains..........    $ .37      $   .37
$  .37
Long-Term Capital Gains...........    $ .69      $   .69
$  .69

------------------------------------------------------------
--------------------
                                       13

Financial Highlights
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------

Class A
                                           -----------------
-------------------------------------------

Year Ended October 31,
                                           -----------------
-------------------------------------------
                                             1998
1997         1996         1995         1994
                                           --------     ----
----     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......   $  21.00     $
15.43     $  14.40     $  14.03     $  14.38
                                           --------     ----
----     --------     --------     --------
Income from investment operations
Net investment income...................        .45
 .45          .47          .48          .41
Net realized and unrealized gain (loss)
   on investment transactions...........       (.49)
6.29         1.75          .95          .06
                                           --------     ----
----     --------     --------     --------
   Total from investment operations.....       (.04)
6.74         2.22         1.43          .47
                                           --------     ----
----     --------     --------     --------
Less distributions
Dividends from net investment income....       (.44)
(.43)        (.49)        (.54)        (.29)
Distributions from net realized gains...      (1.89)
(.74)        (.70)        (.52)        (.53)
                                           --------     ----
----     --------     --------     --------
   Total distributions..................      (2.33)
(1.17)       (1.19)       (1.06)        (.82)
                                           --------     ----
----     --------     --------     --------
Net asset value, end of year............   $  18.63     $
21.00     $  15.43     $  14.40     $  14.03
                                           --------     ----
----     --------     --------     --------
                                           --------     ----
----     --------     --------     --------
TOTAL RETURN(a):........................       (.65)%
45.68%       15.97%       11.15%        3.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........   $638,547
$570,146     $341,717     $276,990     $150,502
Average net assets (000)................   $655,776
$454,892     $310,335     $236,688     $131,398
Ratios to average net assets:
   Expenses, including distribution
      fees..............................        .91%
 .94%         .98%        1.03%        1.09%
   Expenses, excluding distribution
      fees..............................        .66%
 .69%         .73%         .78%         .85%
   Net investment income................       2.19%
2.32%        3.26%        3.36%        2.97%
For Class A, B, C and Z shares:
Portfolio turnover rate.................         22%
36%          36%          74%          70%

---------------
(a) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     14

Financial Highlights
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------

Class B
                                           -----------------
-------------------------------------------------

Year Ended October 31,
                                           -----------------
-------------------------------------------------
                                              1998
1997           1996          1995         1994
                                           ----------     --
--------     ----------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......   $    20.93     $
15.39     $    14.36     $  14.00     $  14.35
                                           ----------     --
--------     ----------     --------     --------
Income from investment operations
Net investment income...................          .29
 .29            .39          .37          .31
Net realized and unrealized gain (loss)
   on investment transactions...........         (.48)
6.29           1.71          .95          .06
                                           ----------     --
--------     ----------     --------     --------
   Total from investment operations.....         (.19)
6.58           2.10         1.32          .37
                                           ----------     --
--------     ----------     --------     --------
Less distributions
Dividends from net investment income....         (.28)
(.30)          (.37)        (.44)        (.19)
Distributions from net realized gains...        (1.89)
(.74)          (.70)        (.52)        (.53)
                                           ----------     --
--------     ----------     --------     --------
   Total distributions..................        (2.17)
(1.04)         (1.07)        (.96)        (.72)
                                           ----------     --
--------     ----------     --------     --------
Net asset value, end of year............   $    18.57     $
20.93     $    15.39     $  14.36     $  14.00
                                           ----------     --
--------     ----------     --------     --------
                                           ----------     --
--------     ----------     --------     --------
TOTAL RETURN(a):........................        (1.35)%
44.60%         15.12%       10.29%        2.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........   $1,299,962
$1,250,216     $  929,948     $906,793     $954,951
Average net assets (000)................   $1,391,826
$1,072,118     $  951,220     $911,856     $784,063
Ratios to average net assets:
   Expenses, including distribution
      fees..............................         1.66%
1.69%          1.73%        1.78%        1.85%
   Expenses, excluding distribution
      fees..............................          .66%
 .69%           .73%         .78%         .85%
   Net investment income................         1.44%
1.60%          2.51%        2.66%        2.21%

---------------
(a) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     15

Financial Highlights
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------

Class C                                      Class Z
                                           -----------------
----------------------------------------     ---------------
---------

August 1,

1994(c)
                                                    Year
Ended October 31,                 Through        Year Ended
October 31,
                                           -----------------
------------------------     October 31,     ---------------
---------
                                            1998        1997
1996       1995         1994           1998          1997
                                           -------     -----
--     ------     ------     -----------     --------     --
---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $ 20.93     $
15.39     $14.36     $14.00       $ 13.99       $  21.00
$ 15.42
                                           -------     -----
--     ------     ------         -----       --------     --
---------
Income from investment operations
Net investment income...................       .30
 .37        .38        .40           .08            .52
 .36
Net realized and unrealized gain (loss)
   on investment transactions...........      (.49)
6.21       1.72        .92          (.02)          (.51)
6.43
                                           -------     -----
--     ------     ------         -----       --------     --
---------
   Total from investment operations.....      (.19)
6.58       2.10       1.32           .06            .01
6.79
                                           -------     -----
--     ------     ------         -----       --------     --
---------
Less distributions
Dividends from net investment income....      (.28)
(.30)      (.37)      (.44)         (.05)          (.48)
(.47)
Distributions from net realized gains...     (1.89)
(.74)      (.70)      (.52)           --          (1.89)
(.74)
                                           -------     -----
--     ------     ------         -----       --------     --
---------
   Total distributions..................     (2.17)
(1.04)     (1.07)      (.96)         (.05)         (2.37)
(1.21)
                                           -------     -----
--     ------     ------         -----       --------     --
---------
Net asset value, end of period..........   $ 18.57     $
20.93     $15.39     $14.36       $ 14.00       $  18.64
$ 21.00
                                           -------     -----
--     ------     ------         -----       --------     --
---------
                                           -------     -----
--     ------     ------         -----       --------     --
---------
TOTAL RETURN(a):........................     (1.35)%
44.60%     15.12%     10.29%         0.45%          (.40)%
46.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........   $37,988
$17,911     $8,511     $4,586       $ 1,527       $142,918
$74,956
Average net assets (000)................   $31,345
$11,432     $6,730     $3,132       $   762       $103,474
$57,369
Ratios to average net assets:
   Expenses, including distribution
      fees..............................      1.66%
1.69%      1.73%      1.78%         2.05%(b)        .66%
 .69%
   Expenses, excluding distribution
      fees..............................       .66%
 .69%       .73%       .78%         1.05%(b)        .66%
 .69%
   Net investment income................      1.47%
1.53%      2.51%      2.57%         2.42%(b)       2.49%
2.58%

                                           March 1,
                                            1996(d)
                                            Through
                                          October 31,
                                             1996
                                          -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $ 15.13
                                          -----------
Income from investment operations
Net investment income...................        .38
Net realized and unrealized gain (loss)
   on investment transactions...........        .30
                                          -----------
   Total from investment operations.....        .68
                                          -----------
Less distributions
Dividends from net investment income....       (.39)
Distributions from net realized gains...         --
                                          -----------
   Total distributions..................       (.39)
                                          -----------
Net asset value, end of period..........    $ 15.42
                                          -----------
                                          -----------
TOTAL RETURN(a):........................       4.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $44,509
Average net assets (000)................    $24,641
Ratios to average net assets:
   Expenses, including distribution
      fees..............................        .73%(b)
   Expenses, excluding distribution
      fees..............................        .73%(b)
   Net investment income................       3.51%(b)

---------------
(a) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. Total returns for periods of less than a
full year are not
    annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     16

Report of Independent Accountants
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------
To the Shareholders and Board of Trustees of Prudential Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Equity Income Fund (the
'Fund') at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights
(hereafter referred to as 'financial statements') are the responsibility of the
Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three periods in the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 5, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 21, 1998
------------------------------------------------------------
--------------------
                                       17

Federal Income Tax Information (Unaudited)
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you within 60 days of the
Fund's fiscal year end (October 31, 1998) as to the federal tax status of dividends paid by the Fund during its fiscal year ended October 31, 1998.

During the fiscal year ended October 31, 1998, the Fund paid dividends of $2.325 per Class A share, $2.1725 per Class B share, $2.1725 per Class C share and
$2.3675 per Class Z share. Of these amounts, $1.89 per Class A, B, C and Z shares represent distributions from long-term capital gains of which $.5496 is taxable at 28% rate gain and $1.3404 is taxable at 20% rate gain. The remaining
$0.435 per Class A share, $0.2825 per Class B share, $0.2825 per Class C share and $0.4775 per Class Z share represents dividends from ordinary income.
Further, we wish to advise you that 48% of the ordinary income dividends paid in the fiscal year ended October 31, 1998 qualified for the corporate dividends received deduction available to corporate taxpayers.

   For the purpose of preparing your annual federal income
tax return, however,
you should report the amounts as reflected on the
appropriate Form 1099-DIV or
substitute Form 1099-DIV.
------------------------------------------------------------
--------------------
                                       18

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?
Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial products rises and falls -
- sometimes very
suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to
member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked for" prices of a security.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund.

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It? Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Comparing A $10,000 Investment.
Prudential Equity Income Fund vs. the S&P 500 Index.

Past performance is not indicative of future results.
Principal and
investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Equity Income Fund (Class A, B,
C, and Z shares) with a similar investment in the Standard &
Poor's 500
Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class A, Class C, and Class Z shares, and for 10 years for Class B shares, and subsequent account values at the end of each fiscal year (October 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, 1988 for Class B shares, 1994 for Class
C shares, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial
$10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class
B and Class C shares, assuming full redemption on October
31, 1998; (c)
beginning November 2, 1998, Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. This change is not reflected in the charts to the right; (d) all recurring fees (including management fees) were deducted; and (e) all dividends and distributions were reinvested. Class
B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is a market capitalization-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock
Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The S&P 500 is not the only index that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Mendel A. Melzer, CFA
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Brian M. Storms
Louis A. Weil, III
Clay T. Whitehead

Officers
Brian M. Storms, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary
Caren Cunningham, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743916207                  MF131E
743916108
743916306
743916405